Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent events

14. Subsequent events.

In January 2022, the fifth amendment to the License Agreement with OSR was signed with the aim to clarify certain terms. In addition, with respect to Licensed Products for GBM, the Company will commit to carry out a Phase III Clinical Trial in US. With respect to GBM, the Company shall pay to OSR an additional Milestone Payment equal to €350,000 upon the first patient being dosed in a Phase III Clinical Trial in the US with respect to a Licensed Product for GBM. More over with regards to termination rights, if the Company has not filed an IND with respect to such Solid Cancer Indication within three (3) years from the date of the exercise of the option (or, in relation to GBM, has not dosed the first patient with a Licensed Product for GBM in a Phase III Clinical Trial started in the US within 72 months from the first patient being dosed in the first in human clinical trial of such applicable Licensed Product for GBM), the termination rights shall be limited to such Licensed Product in the Terminated Solid Cancer Indication.

In January 2022, the Company signed a financial advisory agreement with Roth Capital for advisory services amounting to $200,000 (approximately €177,000) to be provided by June 30, 2022.

In January 2022, the Company entered a new Service Level Agreement with Genenta Science Inc. for the provision of several management services. The Company committed to pay Genenta Science Inc. for all the activities provided and on quarterly basis, a Net Cost + a mark-up of 10%.

In March 2022, the Company entered into a Side Letter to the Framework Service Agreement with ACG Biologics to perform the manufacture of one (1) additional GMP batch of 24L INFa LV vector (TIA-126 LV) in 2022 in connection with the Study TEM-GBM001. The total amount of the additional batch is €272,880.